PROSPECTUS                                                                                 DECEMBER 10, 2001

                                                  AMERICAN SKANDIA TRUST
                                      One Corporate Drive, Shelton, Connecticut 06484
---------------------------------------------------------------------------------------------------------------------------
American  Skandia  Trust  (the  "Trust")  is an  investment  company  made  up of  the  following  40  separate  portfolios
("Portfolios"), one of which is offered through this Prospectus:

   AST Money Market Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable annuity  contracts  and  variable  life  insurance  policies.  Shares  of the Trust may also be sold  directly  to  certain tax-deferred  retirement  plans.  Each variable  annuity  contract and variable  life  insurance  policy  involves fees and expenses not  described in this  Prospectus.  Please read the  Prospectus  for the variable  annuity  contract and variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

ASTMM

                                                     TABLE OF CONTENTS
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Caption                                                                                                        Page
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                                                    Risk/Return Summary

         American Skandia Trust (the "Trust") is comprised of forty investment portfolios (the "Portfolios"),  one of which is offered through this Prospectus.  While the Portfolio  offers potential for stable returns with relatively  little risk, it is still  possible to lose money when  investing in this  Portfolio.  Investments in the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not  possible to provide an exact  measure of the risk to which a Portfolio  is subject,  and a  Portfolio's risk will vary based on the securities  that it holds at a given time.  Nonetheless,  based on the  Portfolio's  investment style and the risks  typically  associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject.  The following  discussion  highlights  the investment  strategies and risks of the Portfolio.
Additional  information  about the Portfolio's  potential  investments  and its risks is included in this Prospectus  under
"Investment Objectives and Policies."

Fixed Income Portfolio:

Portfolio:                  Investment Goal:               Primary Investments:
----------                  ----------------               --------------------

Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:
-------------------------------

The AST Money Market  Portfolio will invest in  high-quality,  short-term,  U.S.  dollar  denominated  corporate,  bank and government  obligations.  Under the regulatory  requirements  applicable to money market funds, the Portfolio must maintain a weighted average portfolio  maturity of not more than 90 days and invest in securities that have effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its  investments  to those  securities  that, in accordance with guidelines  adopted by the Trustees of the Trust,  present  minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

         (1) if rated by only one nationally  recognized  statistical  rating  organization (such as Moody's and Standard &
Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2) if rated by more  than  one  nationally  recognized  statistical  rating  organization,  at least  two  rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated,  but is determined  to be of  comparable  quality in  accordance  with the  guidelines  noted
above.

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily  in fixed income  securities  is  determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal  payments on the  securities  when due. Fixed income  securities  with longer  maturities (or durations) are generally  subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

o        The AST Money Market  Portfolio seeks to preserve the value of your investment at $1.00 per share, but it is still possible to lose money by investing in the  Portfolio.  An investment in the Portfolio is not insured or guaranteed by the Federal  Deposit  Insurance  Corporation or any other  government  agency.  In addition,  the income earned by the
     Portfolio will fluctuate based on market conditions and other factors.

Past Performance

The bar charts show the  performance  of the  Portfolio  for each full  calendar  year the Portfolio has been in operation.
The tables  below the bar chart  shows the  Portfolio's  best and worst  quarters  during the  periods  included in the bar chart,  as well as average annual total returns for the Portfolio  since  inception.  This  information may help provide an indication of the Portfolio's  risks by showing  changes in performance  from year to year and by comparing the Portfolio's performance  with that of a broad-based  securities  index. The performance  figures do not reflect any charges  associated with the variable  insurance  contracts  through which Portfolio shares are purchased;  and would be lower if they did. All figures assume  reinvestment of dividends.  Past performance  does not necessarily  indicate how the Portfolio will perform in the future.

AST MONEY MARKET PORTFOLIO*

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.55%
3.75%
5.05%
5.08%
5.18%
5.14%
4.60%
5.76%
1993
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 1.53%, 4th quarter 2000	Up 0.62%, 2nd quarter 1993

7-day yield (as of 12/31/00)	6.25%

FEES AND EXPENSES OF THE PORTFOLIO:
The table  below  describes  the fees and  expenses  that you may pay if you buy and hold shares of the  Portfolio.  Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2000.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolio may be purchased  through  variable  insurance  products,  the prospectus of the relevant product should be carefully  reviewed for  information on the charges and expenses of those  products.  This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                           Management   Other         Total Annual    Fee Waivers    Net
                                           Fees         Expenses      Portfolio      and Expense     Annual
                                                                      Operating      Reimbursement(1)Fund
Portfolio:                                                            Expenses                       Operating
                                                                                                     Expenses
------------------------------------------ ------------ ------------- -------------- --------------- -------------
AST Money Market                               0.50          0.15          0.65           0.05            0.60

(1) The  Investment  Manager has agreed to  reimburse  and/or waive fees for the  Portfolio  until at least April 30, 2002.
The caption "Total Annual Fund  Operating  Expenses"  reflects the  Portfolio's  fees and expenses  before such waivers and reimbursements,  while  the  caption  "Net  Annual  Fund  Operating  Expenses"  reflects  the  effect of such  waivers  and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Money Market                                     $61               $192             $335               $750

INVESTMENT OBJECTIVES AND POLICIES:

 .........The  investment  objective,  policies and  limitations  for the  Portfolio  are described  below.  The  investment objectives  and  policies of the  Portfolio  generally  are not  fundamental  policies  and may be changed by the  Trustees without shareholder approval.

 .........There can be no assurance  that the  investment  objective of the Portfolio  will be achieved.  Risks  relating to certain types of securities  and  instruments  in which the  Portfolio  may invest are described in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

 .........If approved by the Trustees,  the Trust may add more Portfolios and may cease to offer any existing  Portfolios in the future.

ASt Money Market portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money  market fund,  the  Portfolio  seeks to maintain a stable net asset value of $1.00 per share.  In other words,  the Portfolio  attempts to operate so that  shareholders do not lose any of the principal amount they invest in the
Portfolio.  Of course,  there can be no  assurance  that the  Portfolio  will achieve its goal of a stable net asset value, and shares of the Portfolio are neither  insured nor guaranteed by the U.S.  government or any other entity.  For instance, the issuer or guarantor  of a portfolio  security or the other party to a contract  could  default on its  obligation,  and this could cause the  Portfolio's  net asset value to fall below $1. In addition,  the income earned by the Portfolio  will fluctuate based on market conditions and other factors.

         Under the  regulatory  requirements  applicable  to money market  funds,  the  Portfolio  must maintain a weighted average  portfolio  maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated  securities  that have  effective  maturities  of not more than 397 days.  In addition,  the Portfolio  will limit its  investments  to those securities  that, in accordance with  guidelines  adopted by the Trustees of the Trust,  present minimal credit risks.  The
Portfolio will not purchase any security (other than a United States Government security) unless:

o        if rated by only one  nationally  recognized  statistical  rating  organization  (such as Moody's  and  Standard &
     Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;
o        if  rated  by  more  than  one  nationally  recognized  statistical  rating  organization,  at  least  two  rating organizations have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These  standards  must be satisfied at the time an  investment is made. If the quality of the  investment  later  declines, the Portfolio may continue to hold the  investment,  subject in certain  circumstances  to a finding by the Directors  that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above requirements,  the Portfolio will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Portfolio may invest in  obligations  of the U.S.  Government and its agencies and  instrumentalities  either directly or through repurchase  agreements.  U.S. Government  obligations  include:
(i) direct  obligations  issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued  or  guaranteed  by  government-sponsored  agencies  acting  under  authority  of  Congress.  Some  U.S.  Government
Obligations  are  supported  by the full faith and credit of the U.S.  Treasury;  others are  supported by the right of the issuer to borrow  from the  Treasury;  others are  supported  by the  discretionary  authority  of the U.S.  Government  to purchase  the agency's  obligations;  still others are  supported  only by the credit of the agency.  There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The  Portfolio  may  invest  in  high  quality  United  States  dollar-denominated  negotiable certificates of deposit,  time deposits and bankers'  acceptances of U.S. and foreign banks,  savings and loan associations and savings banks meeting  certain total asset  minimums.  The Portfolio may also invest in  obligations  of  international banking  institutions  designated or supported by national governments to promote economic  reconstruction,  development or trade between  nations (e.g.,  the European  Investment  Bank,  the  Inter-American  Development  Bank, or the World Bank).
These  obligations may be supported by commitments of their member  countries,  and there is no assurance these commitments will be undertaken or met.

         Commercial Paper;  Bonds. The Portfolio may invest in high quality  commercial paper and corporate bonds issued by
United States  issuers.  The Portfolio may also invest in bonds and commercial  paper of foreign  issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  The Portfolio may invest in asset-backed  securities backed by credit card receivables, automobile loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to 10% of the Portfolio's net assets, subject to the limitations of rule 2a-7 under in Investment Company Act of 1940.

         Synthetic  Instruments.  As may be  permitted by current laws and  regulations  and if expressly  permitted by the
Directors of the Company,  the Portfolio may invest in certain synthetic  instruments.  Such instruments  generally involve the deposit of asset-backed  securities in a trust  arrangement and the issuance of  certificates  evidencing  interests in the trust.  The Sub-advisor  will review the structure of synthetic  instruments to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments  must be  denominated  in U.S.  dollars  and  may be made  directly  in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information  on certain of these  investments,  see this  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

NET ASSET VALUE:

 .........The net asset  value per share  ("NAV")  of the  Portfolio  is  determined  as of the close of the New York  Stock
Exchange  (the  "NYSE")  (normally  4:00  p.m.  Eastern  Time) on each day  that  the  NYSE is open  for  business.  NAV is determined by dividing the value of the Portfolio's  total assets,  less any liabilities,  by the number of total shares of that  Portfolio  outstanding.  The assets of the Portfolio are valued by the  amortized  cost method,  which is intended to approximate market value.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolio may be made only by separate  accounts of Participating  Insurance  Companies for the purpose of investing  assets  attributable  to variable  annuity  contracts  and variable life  insurance  policies
("contractholders"),  or by qualified plans. The separate  accounts of the Participating  Insurance  Companies place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested and the amount of surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts  and variable  life  insurance  policies.  Orders are  effected on days on which the NYSE is open for trading.  Orders  received before 4:00 P.M.  Eastern time are effected at the NAV  determined  as of 4:00 P.M.  Eastern Time on that same day.  Orders received after 4:00 P.M.  Eastern Time are effected at the NAV calculated  the next business day.  Payment for  redemptions will be made within  seven days after the  request is  received.  The Trust does not assess any fees,  either when it sells or when it redeems its securities.  However,  surrender  charges,  mortality and expense risk fees and other charges may be assessed by Participating  Insurance  Companies under the variable annuity  contracts or variable life insurance  policies.
Please  refer to the  prospectuses  for the  variable  annuity  contracts  and  variable  insurance  policies  for  further information on these fees.

         As of the date of this  Prospectus,  American  Skandia Life Assurance  Corporation  ("ASLAC") and Kemper Investors
Life Insurance  Company are the only  Participating  Insurance  Companies.  The profit  sharing plan covering  employees of
ASLAC and its affiliates,  which is a retirement plan qualified under Section 401(a) of the Internal  Revenue Code of 1986, as amended,  also may directly own shares of the Trust.  Certain  conflicts of interest may arise as a result of investment in the Trust by various  insurance  companies  for the benefit of their  contractholders  and by various  qualified  plans.
These  conflicts  could arise because of differences in the tax treatment of the various  investors,  because of actions of the  Participating  Insurance  Companies and/or the qualified plans, or other reasons.  The Trust does not currently expect that any material  conflicts  of interest  will arise.  Nevertheless,  the  Trustees  intend to monitor  events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any, should be taken in response to such conflicts.  Should any conflict  arise that would  require a substantial  amount of assets to be withdrawn  from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment  Manager:  American  Skandia  Investment  Services,   Incorporated  ("ASISI"),  One  Corporate  Drive,  Shelton,
Connecticut,  acts as Investment  Manager to the Trust.  ASISI has served as Investment  Manager since 1992,  and currently serves as Investment  Manager to a total of 73  investment  company  portfolios  (including  the  Portfolios of the Trust).
ASISI is an indirect wholly-owned  subsidiary of Skandia Insurance Company Ltd.  ("Skandia").  Skandia is a Swedish company that owns,  directly  or  indirectly,  a number of  insurance  companies  in many  countries.  The  predecessor  to Skandia commenced operations in 1855.

         The Trust's  Investment  Management  Agreements with ASISI (the "Management  Agreements")  provide that ASISI will furnish each applicable  Portfolio with investment  advice and  administrative  services  subject to the supervision of the
Board of Trustees and in conformity  with the stated  policies of the  applicable  Portfolio.  The  Investment  Manager has engaged a Sub-advisor to conduct the investment  program of the  Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Manager is  responsible  for  monitoring  the  activities of the  Sub-advisors  and reporting on such  activities to the Trustees.  The  Investment  Manager must also provide,  or obtain and  supervise,  the executive,  administrative,  accounting,  custody,  transfer  agent and  shareholder  servicing  services  that are  deemed advisable by the Trustees.

         The Trust has obtained an exemption  from the Securities and Exchange  Commission  that permits ASISI,  subject to approval by the Board of Trustees of the Trust, to change  sub-advisors  for a Portfolio and to enter into new sub-advisory agreements,  without  obtaining  shareholder  approval  of the  changes.  This  exemption  (which is similar to  exemptions granted to other  investment  companies  that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees.

Sub-advisor:

      Wells Capital Management Inc.  ("Wells"),  525 Market Street,  San Francisco,  CA 94105 serves as Sub-advisor for the
AST Money Market  Portfolio.  Wells is a  wholly-owned  subsidiary of Wells Fargo & Co.,  which was founded in 1852 and, as of June 30, 2001, had approximately $92 billion in assets under management.

      The  co-portfolio  managers  responsible for management of the AST Money Market  Portfolio are David D. Sylvester and
Laurie R. White. Mr. Sylvester,  Executive Vice President of Wells Capital and Head of Liquidity  Investments,  has over 25 years of  investment  experience  and has been with the firm since 1979.  Ms.  White,  Executive  Vice  President  of Wells
Capital, has over 15 years of investment experience and has been with the firm since 1991.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable each month,  for the  performance  of its services.
ASISI pays the  Sub-advisor a portion of such fee for the  performance of the  Sub-advisory  services at no additional cost to the Portfolio.  The Portfolio's  fee is accrued daily for the purposes of determining  the sale and redemption  price of the Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended December 31, 2000 by the Portfolio,  stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST Money Market Portfolio:                                                                  0.45%

         For more  information  about  investment  management  fees,  including  voluntary  fee  waivers  and the fee rates applicable at various asset levels,  and the fees payable by ASISI to each of the Sub-advisors,  please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management  fees, the Portfolio pays other  expenses,  including costs incurred in connection  with the maintenance of its securities law  registrations,  printing and mailing  prospectuses  and statements  of  additional  information  to  shareholders,  certain  office and  financial  accounting  services,  taxes or governmental fees, brokerage  commissions,  custodial,  transfer and shareholder servicing agent costs, expenses of outside counsel  and  independent  accountants,  preparation  of  shareholder  reports  and  expenses  of trustee  and  shareholder meetings.  The Trust may also pay  Participating  Insurance  Companies  for  printing  and  delivery  of certain  documents
(including  prospectuses,  semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance  policies  whose assets are invested in the Trust.  Expenses not directly  attributable  to the
Portfolio are allocated on the basis of the net assets of the Portfolio.

         Distribution  Plan. The Trust has adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment  Company Act of 1940 to permit American Skandia Marketing,  Inc. ("ASM"),  an affiliate of ASISI, to receive brokerage  commissions  in  connection  with  purchases  and sales of securities  held by the  Portfolio,  and to use these commissions to promote the sale of shares of the Portfolio.  Under the  Distribution  Plan,  transactions  for the purchase and sale of securities  for the Portfolio may be directed to certain  brokers for execution  ("clearing  brokers") who have agreed to pay part of the brokerage  commissions  received on these  transactions to ASM for "introducing"  transactions to the clearing  broker.  In turn, ASM will use the brokerage  commissions  received as an  introducing  broker to pay various distribution-related  expenses,  such as advertising,  printing of sales materials,  and payments to dealers. The Portfolio will  not pay any new  fees or  charges  resulting  from the  Distribution  Plan,  nor is it  expected  that the  brokerage commissions paid by the Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

         The Portfolio  intends to distribute  substantially  all its net  investment  income.  Dividends  from  investment income are  expected  to be  declared  daily and paid  monthly,  although  the  Trustees of the Trust may decide to declare dividends at other  intervals.  Similarly,  any net realized  long- and  short-term  capital gains of the Portfolio will be declared  and  distributed  at  least  annually  either  during  or  after  the  close  of  the  Portfolio's  fiscal  year.
Distributions  will be made to the various  separate  accounts of the  Participating  Insurance  Companies and to qualified plans (not to holders of variable  insurance  contracts or to plan  participants) in the form of additional  shares (not in cash).  The result is that the investment  performance of the Portfolio,  either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of variable  annuity  contracts or variable life insurance  policies  should consult the  prospectuses  of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan participants  should consult any applicable plan documents for  information on the federal income tax  consequences to such participants.  In addition,  variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

                                       This page has been intentionally left blank.

FINANCIAL HIGHLIGHTS:

         The financial  highlights table is intended to help you understand the Portfolio's  financial  performance for the past five years.  Certain  information  reflects  financial  results for a single Portfolio share. The total returns in the table  represent the rate that an investor would have earned or lost in the  Portfolio.  The  information  has been audited by  Deloitte & Touche  LLP,  the Trust's  independent  auditors.  The report of the  independent  auditors,  along with the
Portfolio's  financial  statements,  are  included in the annual  reports of the  separate  accounts  funding the  variable annuity  contracts and variable life insurance  policies,  which are available  without charge upon request to the Trust at
One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                        INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                                NET ASSET       NET                                                                        NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                    VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL          END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS  OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----     -------------  ---------

AST Money Market+  06/30/01**    $1.00         $0.02           --        $0.02       $(0.02)         --       (0.02)          1.00
                   12/31/00       1.00          0.06           --         0.06         0.06)         --       (0.06)          1.00
                   12/31/99       1.00          0.04           --         0.04        (0.04)         --       (0.04)          1.00
                   12/31/98       1.00          0.05           --         0.05        (0.05)         --       (0.05)          1.00
                   12/31/97       1.00          0.05           --         0.05        (0.05)         --       (0.05)          1.00
                   12/31/96       1.00          0.05           --         0.05        (0.05)         --       (0.05)          1.00

---------------------------------------------------------------------------------------------------------------------------
(1) Annualized.
+ Prior to September 22, 2001, J.P. Morgan Investment Management Inc. served as Sub-advisor to the Portfolio.  Wells
Capital Management, Incorporated has served as Sub-advisor to the Portfolio since September 22, 2001.
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.

                                                                                 RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS) TO AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------             ----------              ----                  -------------         -------------               ----

  2.38%           $2,337,783                 N/A                    0.59%(1)                0.64%(1)               4.71%(1)
  6.07%            2,244,193                 N/A                    0.60%                   0.65%                  5.93%
  4.60%            2,409,157                 N/A                    0.60%                   0.65%                  4.52%
  5.14%              967,733                 N/A                    0.60%                   0.66%                  4.99%
  5.18%              759,888                 N/A                    0.60%                   0.69%                  5.06%
  5.08%              549,470                 N/A                    0.60%                   0.71%                  4.87%

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain  securities  and investment  methods that the Portfolio may invest in or use, and certain of the risks  associated  with such securities and investment  methods.  The primary  investment  focus of the Portfolio is described  above under  "Investment  Objective and Policies" and an investor  should refer to that section to obtain  information  about the Portfolio.  In general,  whether a particular  Portfolio may invest in a specific type of security or use an investment method is described above or in the Trust's SAI under "Investment Objectives and Policies.

FOREIGN SECURITIES:

         Investments  in  securities of foreign  issuers may involve risks that are not present with domestic  investments.
While investments in foreign  securities can reduce risk by providing  further  diversification,  such investments  involve
"sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign risks includes local political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency  blockage  (which would  prevent cash from being  brought back to the United  States).  Compared to
United States issuers,  there is generally less publicly available  information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges,  brokers and listed companies.  Foreign issuers are not generally  subject to uniform  accounting  and auditing and  financial  reporting  standards,  practices  and  requirements comparable  to  those  applicable  to  domestic  issuers.  In  some  countries,  there  may  also  be  the  possibility  of expropriation or confiscatory  taxation,  difficulty in enforcing  contractual and other  obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities  of some  foreign  issuers  are less  liquid and their  prices are more  volatile  than  securities  of comparable  domestic  issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about corporate  actions and  decisions  that may affect the price of  portfolio  securities.  Brokerage  commissions  on foreign securities  exchanges,  which may be fixed,  may be higher than in the United States.  Settlement of  transactions  in some foreign  markets may be less  frequent or less  reliable  than in the United  States,  which could affect the  liquidity of investments.  For example,  securities  that are traded in foreign markets may trade on days (such as Saturday or Holidays)
when a Portfolio does not compute its price or accept  purchase or redemption  orders.  As a result,  a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American  Depositary  Receipts  ("ADRs"),  European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts
("GDRs"), and International  Depositary Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank  evidencing  its ownership of a security of a foreign  issuer.  ADRs  generally are publicly  traded in the
United  States.  ADRs are  subject  to many of the  same  risks as  direct  investments  in  foreign  securities,  although ownership of ADRs may reduce or eliminate  certain risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts  similar to ADRs that typically trade in countries other than the
United States.

         Depositary receipts may be issued as sponsored or unsponsored  programs.  In sponsored programs,  the issuer makes arrangements  to have its  securities  traded as  depositary  receipts.  In  unsponsored  programs,  the  issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose material  information in the United  States and,  therefore,  the import of such  information  may not be  reflected  in the market value of such securities.

         Developing  Countries.  Although the  Portfolio  does not invest  primarily in securities of issuers in developing countries,  it may invest in these  securities to some degree.  Many of the risks described above with respect to investing in foreign  issuers are  accentuated  when the issuers are located in  developing  countries.  Developing  countries may be politically and/or  economically  unstable,  and the securities markets in those countries may be less liquid or subject to inadequate  government  regulation and supervision.  Developing countries have often experienced high rates of inflation or sharply devalued their currencies  against the U.S. dollar,  causing the value of investments in companies located in these countries  to  decline.  Securities  of issuers in  developing  countries  may be more  volatile  and,  in the case of debt securities,  more  uncertain as to payment of interest and  principal.  Investments  in  developing  countries  may include securities  created through the Brady Plan, under which certain  heavily-indebted  countries have  restructured  their bank debt into bonds.

FIXED INCOME SECURITIES:

         The Portfolio will invest in high-quality,  short-term  obligations of corporations and governments.  Fixed-income securities  are  generally  subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the  issuer to meet  interest  and  principal  payments  as they come due.  The  ratings  given a  security  by  Moody's
Investors  Service,  Inc.  ("Moody's")  and Standard & Poor's  Corporation  ("S&P"),  which are  described in detail in the
Appendix to the Trust's SAI,  provide a generally  useful guide as to such credit risk.  The lower the rating,  the greater the credit risk the rating  service  perceives to exist with respect to the  security.  Increasing  the amount of Portfolio assets  invested in lower-rated  securities  generally  will increase the  Portfolio's  income,  but also will increase the credit  risk to which  the  Portfolio  is  subject.  Market  risk  relates  to the fact  that the  prices  of fixed  income securities  generally will be affected by changes in the level of interest rates in the markets  generally.  An increase in interest rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase their  prices.  In  general,  the longer the  maturity  or duration  of a fixed  income  security,  the more its value will fluctuate with changes in interest rates.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities are securities  representing  interests in "pools" of mortgage loans on residential or commercial  real  property  and that  generally  provide for monthly  payments of both  interest and  principal,  in effect
"passing  through" monthly payments made by the individual  borrowers on the mortgage loans (net of fees paid to the issuer or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently  issued by U.S.  Government  agencies  or
Government-sponsored  enterprises,  and  payments of interest  and  principal  on these  securities  (but not their  market prices) may be  guaranteed  by the full faith and credit of the U.S.  Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury.  Mortgage-backed  securities created by non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed security will generally decline when interest rates  rise.  However,  when  interest  rates are  declining,  their value may not  increase as much as other  fixed-income securities,  because early  repayments of principal on the underlying  mortgages  (arising,  for example,  from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments on some mortgage-backed  securities  may  necessitate  that the Portfolio  find other  investments,  which,  because of intervening market changes,  will often offer a lower rate of return. In addition,  the mortgage  securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage Obligations (CMOs). CMOs are a type of mortgage  pass-through security that are typically issued in  multiple  series  with each series  having a  different  maturity.  Principal  and  interest  payments  from the underlying  collateral  are first  used to pay the  principal  on the  series  with the  shortest  maturity;  in turn,  the remaining  series are paid in order of their  maturities.  Therefore,  depending on the type of CMOs in which the Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage pass-through securities that have been divided into  interest and principal  components.  "IOs"  (interest  only  securities)  receive the interest payments on the underlying  mortgages while "POs"  (principal only  securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments)
on the  underlying  mortgage  loans.  If the  underlying  mortgages  experience  higher than  anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed  security may fail to recoup fully its initial  investment,  even if the IO class is  highly  rated or is  derived  from a  security  guaranteed  by the  U.S.  Government.  Conversely,  if the underlying  mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be affected more severely  than  would be the case  with a  traditional  mortgage-backed  security.  Unlike  other  fixed-income  and  other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through securities,  but they are secured by and payable  from  payments on assets such as credit  card,  automobile  or trade  loans,  rather  than  mortgages.  The credit quality of these  securities  depends  primarily upon the quality of the underlying  assets and the level of credit support or enhancement  provided.  In addition,  asset-backed  securities  involve  prepayment  risks that are similar in nature to those of mortgage pass-through securities.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolio may purchase  securities on a  when-issued,  delayed-delivery  or forward  commitment  basis.  These transactions  generally  involve the purchase of a security  with payment and delivery due at some time in the future.  The
Portfolio does not earn interest on such  securities  until  settlement and bears the risk of market value  fluctuations in between  the  purchase  and  settlement  dates.  If the seller  fails to  complete  the sale,  the  Portfolio  may lose the opportunity  to obtain a  favorable  price and  yield.  While the  Portfolio  will  generally  engage in such  when-issued, delayed-delivery  and forward commitment  transactions with the intent of actually acquiring the securities,  the Portfolio may sometimes  sell such a security prior to the  settlement  date. The Portfolio will not enter into these  commitments if they would exceed 15% of the value of the Portfolio's total assets less its liabilities  other than liabilities  created by these commitments.

                  The  Portfolio  may also sell  securities  on a  delayed-delivery  or forward  commitment  basis.  If the
Portfolio  does so, it will not  participate  in  future  gains or losses  on the  security.  If the other  party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines  adopted by the Trustees of the Trust,  the Portfolio may invest up to 10% of its net assets in illiquid  securities.  Illiquid  securities are those that,  because of the absence of a readily available market or due to legal or  contractual  restrictions  on resale,  cannot be sold within seven days in the ordinary  course of business at approximately  the  amount at which  the  Portfolio  has  valued  the  investment.  Therefore,  the  Portfolio  may find it difficult to sell illiquid  securities at the time considered  most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would  otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the  Securities Act of 1933.  These
Rule  144A  securities,  and  well as  commercial  paper  that is sold in  private  placements  under  Section  4(2) of the
Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the
Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         The Portfolio may enter into  repurchase  agreements.  Repurchase  agreements  are agreements by which a Portfolio purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase  the security at an agreed upon price and date.  The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated to the coupon rate on the purchased  security.  Repurchase  agreements  must be fully  collateralized  and can be entered into only with  well-established  banks and  broker-dealers  that have been deemed  creditworthy by the Sub-advisor.  Repurchase transactions are intended to be short-term  transactions,  usually with the seller repurchasing the securities within seven days.  Repurchase  agreements  that  mature  in more  than  seven  days are  subject  to a  Portfolio's  limit on  illiquid securities.

         If the Portfolio  enters into a repurchase  agreement it may lose money in the event that the other party defaults on its  obligation and the Portfolio is delayed or prevented  from  disposing of the  collateral.  The Portfolio also might incur a loss if the value of the collateral  declines,  and it might incur costs in selling the collateral or asserting its legal  rights under the  agreement.  If a  defaulting  seller filed for  bankruptcy  or became  insolvent,  disposition  of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

         The Portfolio may enter into reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  the Portfolio sells a portfolio  instrument  and agrees to  repurchase it at an agreed upon date and price,  which  reflects an effective interest  rate. It may also be viewed as a borrowing of money by the  Portfolio  and, like  borrowing  money,  may increase fluctuations  in a Portfolio's  share price.  When entering into a reverse  repurchase  agreement,  the Portfolio  must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         The  Portfolio  may borrow money from banks or  broker/dealers.  The  Portfolio's  borrowings  are limited so that immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings)  less its liabilities  (not including  borrowings) is at least three times the amount of the  borrowings.  Should the Portfolio,  for any reason,  have borrowings  that do not meet the above test,  the Portfolio  must reduce such  borrowings so as to meet the necessary  test within three business days. The Portfolio will not purchase  securities when outstanding  borrowings are greater than 5% of the  Portfolio's  total  assets.  If the  Portfolio  borrows  money,  its share price may  fluctuate  more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         The  Portfolio  may  lend  securities  with a value  of up to 33  1/3%  of its  total  assets  to  broker-dealers, institutional  investors,  or others for the purpose of realizing  additional  income.  Voting rights on loaned  securities typically pass to the borrower,  although the Portfolio has the right to terminate a securities loan,  usually within three business days, in order to vote on significant  matters or for other reasons.  All securities loans will be  collateralized by cash or securities  issued or  guaranteed  by the U.S.  Government or its agencies at least equal in value to the market value of the loaned  securities.  Nonetheless,  lending  securities  involves  certain  risks,  including the risk that the
Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the Sub-advisor for the Portfolio can "sweep" excess cash balances of the Portfolio to those funds for temporary  investment purposes.  In addition,  certain
Sub-advisors may invest Portfolio  assets in money market funds that they advise or in other investment  companies.  Mutual funds pay their own operating expenses,  and the Portfolio,  as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisor
Wells Capital Management, Inc.

Custodian
PFPC Trust Company
Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

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                                              INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One
Corporate Drive, Shelton, Connecticut 06484.

         Additional  information  about the  Portfolio  is included  in a Statement  of  Additional  Information,  which is incorporated by reference into this Prospectus.  Additional  information about the Portfolio's  investments is available in the annual and semi-annual  reports to holders of variable annuity contracts and variable life insurance  policies.  In the annual reports, you will find a discussion of the market conditions and investment  strategies that significantly  affected the Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information  and additional  copies of annual and semi-annual reports are available without charge by calling the above number.

         Delivery of Prospectus and other Documents to Households.  To lower costs and eliminate  duplicate  documents sent to your address,  the Trust, in accordance with  applicable  laws and  regulations,  may begin mailing only one copy of the
Trust's prospectus,  prospectus  supplements,  annual and semi-annual reports, proxy statements and information statements, or any other  required  documents to your address even if more than one  shareholder  lives there.  If you have  previously consented to have any of these  documents  delivered to multiple  investors  at a shared  address,  as required by law, and wish to revoke this consent of otherwise  would prefer to continue to receive your own copy, you should call  1-800-SKANDIA or write to "American  Skandia Trust, c/o American Skandia Life Assurance  Corporation." at P.O. Box 7038,  Bridgeport,  CT
06601-9642.  The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

         The  information in the Trust's  filings with the Securities and Exchange  Commission  (including the Statement of
Additional  Information) is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of duplicating  fees,  by  electronic  request  to  publicinfo@sec.gov  or by  writing  the  Public  Reference  Section of the
                                                 ------------------
Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed and copied at the  Commission's  Public
Reference Room in  Washington,  D.C.  Information on the operation of the Public  Reference Room may be obtained by calling the  Commission  at  1-202-942-8090.  Finally,  information  about the Trust is  available  on the  EDGAR  database  on the
Commission's Internet site at http://www.sec.gov.
                              ------------------

Investment Company Act File No. 811-5186